UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2019

REDWOOD TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-13759 (Commission File Number)	68-0329422 (IRS Employer Identification Number)

One Belvedere Place
Suite 300
Mill Valley, California 94941
(Address of principal executive offices, including Zip Code)

(415) 389-7373
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RWT	New York Stock Exchange

Explanatory Note

Redwood Trust, Inc. ("Redwood") is filing this Amendment No. 2 on Form 8-K/A (this "Second Amendment") to amend the Form 8-K filed with the Securities and Exchange Commission on October 15, 2019 (the "Original Report") relating to the acquisition (the "Acquisition") from CF CoreVest Parent I LLC, CF CoreVest Parent II LLC and CoreVest Management Partners LLC (collectively, the "Sellers") of all of the Sellers' equity interests in CF CoreVest Holdings I LLC ("Holdings I"), CF CoreVest Holdings II LLC ("Holdings II"), and several of its affiliates ("CoreVest"), including the promote interests in CF CoreVest UST Asset Investor I LLC and CF CoreVest UB Asset Investor II LLC. On October 22, 2019, Redwood filed Amendment No. 1 on Form 8-K/A (the "First Amendment") to amend the Original Report to include Item 9.01(a) and (b) disclosure related to certain required financial statements. This Second Amendment is being filed to update Item 9.01(a) and (b) disclosure related to certain required financial statements. No disclosure of the text in Item 1.01 (Entry into a Material Definitive Agreement), Item 2.01 (Completion of Acquisition or Disposition of Assets), Item 7.01 (Regulation FD Disclosure) or Item 9.01(d) (Financial Statements and Exhibits) of the Original Report was changed as a result of the First Amendment or this Second Amendment except for the addition of the exhibits listed in Item 9.01(d) of this Second Amendment.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The consolidated financial statements (unaudited) of Holdings I for the nine months ended September 30, 2019 and 2018, and the consolidated financial statements of Holdings I for the year ended December 31, 2018 are filed as Exhibit 99.1 and Exhibit 99.3, respectively, to this Second Amendment and are incorporated by reference herein.

The consolidated financial statements (unaudited) of Holdings II for the nine months ended September 30, 2019 and 2018, and the consolidated financial statements of Holdings II for the year ended December 31, 2018 are filed as Exhibit 99.2 and Exhibit 99.4, respectively, to this Second Amendment and are incorporated by reference herein.

(b) Pro Forma Financial Information.

This Second Amendment includes Redwood and CoreVest unaudited pro forma condensed combined financial statements, including condensed combined balance sheets of Redwood and CoreVest giving effect to the Acquisition as if it had been consummated on September 30, 2019. The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2019 and for the year ended December 31, 2018 present the historical consolidated statements of operations of Redwood and CoreVest, giving effect to the Acquisition as if it had been consummated on January 1, 2018, the beginning of the earliest period presented. This unaudited pro forma financial information is filed as Exhibit 99.5 to this Second Amendment and is incorporated herein by reference.

This unaudited pro forma financial information is not necessarily indicative of the expected financial position or results of Redwood’s operations for any future period. Differences could result from numerous factors, including changes in market conditions or benchmark interest rates, changes in Redwood’s capital structure, changes in Redwood’s portfolio of investments, changes in Redwood’s operating expenses, exposure to new or increased risks as a result of the Acquisition, failure to effectively integrate operations, and for other reasons, including those discussed in our Annual Report on Form 10-K for the year ended December 31, 2018 and in subsequent Quarterly Reports on Form 10-Q.

(d) Exhibits.

23.1	Consent of Independent Auditors

99.1	Consolidated financial statements (unaudited) of CF CoreVest Holdings I LLC for the nine months ended September 30, 2019 and 2018

99.2	Consolidated financial statements (unaudited) of CF CoreVest Holdings II LLC for the nine months ended September 30, 2019 and 2018

99.3	Consolidated financial statements of CF CoreVest Holdings I LLC for the year ended December 31, 2018

99.4	Consolidated financial statements of CF CoreVest Holdings II LLC for the year ended December 31, 2018

99.5	Unaudited pro forma condensed combined balance sheets of Redwood and CoreVest as of September 30, 2019, unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2019 and for the year ended December 31, 2018

104	Cover Page Interactive Data File (formatted in Inline XBRL in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 26, 2019	REDWOOD TRUST, INC.

	By:	/s/ Collin L. Cochrane
		Name:	Collin L. Cochrane
		Title:	Chief Financial Officer